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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                      November 16, 2000 (November 9, 2000)


                             UNITED TELEVISION, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                     1-8411              41-0778377
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)       Identification No.)


                        132 SOUTH RODEO DRIVE, 4TH FLOOR
                         BEVERLY HILLS, CALIFORNIA             90212
               (Address of principal executive offices)      (Zip Code)
       Registrant's telephone number, including area code: (310) 281-4844

                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

1. On November 9, 2000, The News Corporation Limited and Chris-Craft Industries, Inc., each received a request for additional information from the U.S. Department of Justice in connection with News Corporation's and Fox Television Stations' pending acquisitions of Chris Craft, BHC Communications, Inc., and United Television, Inc. Chris-Craft owns approximately 80% of BHC and BHC owns approximately 58% of United Television. A copy of the joint press release issued by the companies with respect to such request is attached as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

                  99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on November 15, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNITED TELEVISION, INC.



Date: November 16, 2000          By: /s/ Garth S. Lindsey
                                     ---------------------------------------
                                     Name: Garth S. Lindsey
                                     Title: Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)
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                                  EXHIBIT INDEX


   Exhibit No.    Exhibit

         99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on November 15, 2000.